UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 11, 2019

Assurant, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-31978	39-1126612
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

28 Liberty Street, 41st Floor New York, New York		10005
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 859-7000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	Results of Operations and Financial Condition.

On April 11, 2019, Assurant, Inc. (the “Company”) announced that the Company will be revising its financial supplement to align with the strategic focus and financial objectives announced at the Company’s Investor Day beginning with the quarter ended March 31, 2019. The Company revised its financial supplement for the period ending December 31, 2018 to provide investors with the opportunity to review the updated presentation.

The text of the news release and the revised financial supplement, attached hereto as Exhibits 99.1 and 99.2, respectively, is incorporated by reference into this Item 2.02. The news release and the revised financial supplement are furnished and not filed pursuant to General Instruction B.2 of Form 8-K.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

99.1	News Release, dated April 11, 2019.

99.2	Revised Financial Supplement as of December 31, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASSURANT, INC.

Date: April 11, 2019	By:	/s/ Carey S. Roberts
Carey S. Roberts
Executive Vice President, Chief Legal Officer and Secretary